Exhibit 10.4

                                 LEASE


     This LEASE AGREEMENT is entered into as of the 30th day of August, 1991, by and between WESTERN ATLAS INTERNATIONAL, INC. (hereinafter referred to as ("Landlord"), whose principal address for purposes hereof is 10205 Westheimer, Houston, Texas 77042, (mailing address:
     P. 0. Box 1407, Houston, Texas 77251-1407, Attn: General Counsel), and CARRINGTON LABORATORIES, INC., (hereinafter referred to as
     "Tenant"), whose principal address for purposes hereof is 2001 Wa1nut Hill Lane, Irving, Texas 75038.

          (1)  DEFINITIONS.

          (a) "Area": The leased area within the Leased Premises is approximately 21,733 square feet

          (b)  Deleted intentionally.

          (c)  Deleted intentionally.

          (d) "Building": The office building located on land more particularly described on Exhibit "C" attached hereto and made a part hereof for all purposes, which building is known as the Core Laboratories Building, having a Post Office address of 1300 East Rochelle Boulevard, Irving, Texas 75062-3963.

          (e) "Commencement Date": January 1, 1992.


          (i)  Deleted intentionally.


          (g) "Leased Premises": The area on Level A-1 of Building A shown cross-hatched on the floor plan attached hereto as Exhibit "A" and made a part hereof.

          (h) "Lease Term": The period commencing on January 1, 1994 and ending on December 31, 1995 unless sooner terminated as provided herein.

          (i)  "Lease Year"  shall mean January 1,  1992 to December  31.
     1992,  and  each  subsequent  twelve  (12)  month  period  of   time
     thereafter.

          (j)  De1eted intentionally.

          (k) "Minimum Rent": $18,110.83 per month commencing on January 1, 1994 and continuing on or before the first day of each month of the term hereof through December 31, 1993 and $20,374.69 per month commencing on January 1, 1994 and continuing on or before the first day of each month of the term hereof through the balance of the term of this Lease.

          (1)  "Operating Costs":    See Paragraph 8 of this Lease

          (m)   "Overtime   Charge":   $50.00   per   hour   subject   to
     proportionate adjustments determined by Landlord to reflect changes in labor and utility costs.

           (n) "Permitted  use":   Business offices  and laboratory  used
     for analytical chemistry in connection with medical research, which shall not involve research with micro-organisms or toxins.

         (o)   Deleted intentionally.

         (p)   Deleted intentionally

         (i)   Deleted intentionally

       2. LEASE GRANT- Landlord, in consideration of the rent to be paid and to be paid and the covenants and agreements to be performed by Tenant, as herein set forth, does hereby Lease, Demise, and Let unto Tenant and Tenant accepts the Leased Premises for the Lease Term.

       3(a). RENT. Beginning on the Commencement Date, as hereinbefore defined, Tenant promises and agrees to pay Landlord the Minimum Rent (subject to adjustment as hereinafter provided) without demand or any deduction or set off whatsoever, for each month of the entire contemporaneously with the execution of this lease, and a like monthly installment shall be due and payable beginning on the first day of the calendar month next following the expiration of the Lease Term. One such monthly installment shall be payable by tenant to Landlord first full calendar month of the tease term after the Commencement Date and continuing thereafter on or before the first day of each succeeding calendar month during the term hereof. Rent for any fractional month at the beginning of the tease term shall be prorated based on one three hundred sixty-fifth (1/365th) of the current annual Minimum Rent for each day of the partial month this Lease is in effect and shall be due and payable on the Commencement Date.

       (b) LATE CHARGES. In the event any monthly installment of the Minimum Rent, or any other sums which become owing by tenant to landlord under the provisions hereof are not received within ten (10) days after the due date thereof (without in any way implying Landlord's consent to such late payment), Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of the Minimum Rent or such other sums owed, a late payment charge equal to ten percent (10%) of the installment of the Minimum Rent or such other sums owed.
  Notwithstanding the foregoing, the foregoing late charges shall not apply to any sums which may have been advanced by Landlord to or for the benefit of Tenant pursuant to the provisions of this Lease, it being understood that such sums shall bear interest, which Tenant hereby agrees to pay to Landlord, at the rate of eighteen percent (18%) per annum or at the maximum rate of interest permitted by law to be charged Tenant for the use or forbearance of such money, whichever is the lesser sum.

       4.   Deleted intentionally.

       5. SERVICES BY LANDLORD. Landlord agrees to furnish the following services for the Leased Premises: (i) air conditioning, both heating and cooling (as required by the seasons), from 10 a.m. to 6:00 p.m. on weekdays and on Saturdays from 8:00 a.m. to 1:00 p.m. (except on legal holidays designated in the Building Rules and Regulations) and at such temperatures and in such amounts as may in the judgment of Landlord be required for comfortable use and occupancy under normal business operations; provided, that circulating air will not be available other than by air conditioning and if tenant shall require air conditioning at any time other than the hours and the days above specified. Landlord shall furnish the same for the area or areas specified in a written request of Tenant delivered to the superintendent of the Building before 3:00 p.m. of the business day preceding the extra usage, and for such service tenant shall pay Landlord the Overtime Charge as additional rent within five (5) days after receipt of a bill therefore; (ii) water at points of supply provided for general use of tenants of the Building: (iii) janitor and maid service to the Leased Premises on weekdays other than holidays and such window washing and wall cleaning as may in the judgment of Landlord be reasonably required; provided, however, that Tenant may elect to supply Tenant's own janitorial and maid service by giving
  Landlord thirty (30) days prior written notice and in such an event, tenant will be granted a monthly credit against the Minimum Rent payable under the terms of Paragraph 1(k) hereof equivalent to the Tenant's prorata share of the costs Landlord is paying for such cervices on a monthly basis as of the date of this lease. Which prorata share shall be that proportion of Landlord's costs determined by multiplying such costs by a fraction, the numerator of which is the square footage of the Leased Premises and the denominator of which is the total square footage of the Building covered by Landlord's contract for such services' provided further, however, that Tenant shall receive the foregoing credit only so long as the level of set-vice is equal to or exceeds the level of service which would have been provided under Landlord's contract as reasonably determined by Landlord; (iv) restroom facilities; (v) electric lighting for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be reasonable and standard including replacement of Buildings standard light bulbs and tubes; and (vi) a twenty-four (24) hour monitored security system similar or comparable to that presently maintained.

       6. (a) TENANT'S ELECTRICITY CHARGE . Landlord shall, provided Tenant is not in default of its obligations under this Lease, furnish sufficient power for lighting and for typewriters, voice writers, calculating machines, and other standard office machines of similar low electrical consumption width use Voltage of 110 volts or lower.
  Landlord will provide power as required by tenant for laboratory equipment which requires up to 240 volts through the then existing feeders servicing the Building and will bill Tenant for its excess electricity requirements as set forth below. If Tenant has any equipment or machines that require excess counts of electricity, Landlord reserves the right, at its sole option except as provided hereinafter, to install a separate meter(s), at tenant's expense, to be reimbursed to Landlord as additional rent upon demand. For the Leased Premises or any part or parts thereof. If tenant has excess electricity requirements for which Landlord does not elect to install separate meter(s), Landlord's engineer may, but shall not be obligated to, determine the amount of excess electricity to be allocated to Tenant based on the power requirements of any such equipment, machines, or special lighting. If Tenant does not agree with the amount of such allocation, tenant may require Landlord to exercise Landlord's option to install separate meter(s) by giving written notice to Landlord. All installations of electrical fixtures, appliances, and equipment within the Leased Premises shall be subject to Landlord's prior written approval. All replacements lighting tubes and bulbs required in Building standard fixtures in the Leased Premises will be furnished and installed by Landlord at Landlord's expense. Whenever heat-generating machines or equipment (other than such standard office machines) which affect the temperatures otherwise maintained by the air conditioning system, are used in the Leased Premises by Tenant, Landlord shall have the right to install supplemental air conditioning units in the Leased Premises, and the cost thereof, including the cost of installation, operation, use and maintenance, shall be paid as additional rent by tenant to Landlord on demand. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building, or the risers or wiring installations. Any riser or risers or wiring to meet Tenant's excess electrical requirements will be installed by Landlord upon written request of tenant, at the sole cost and expense of tenant to he reimbursed to Landlord an additional rent upon demand, if, in Landlord's sole judgment the same are necessary and will not cause permanent damage or injury to the building or the Leased Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants.

       Notwithstanding anything to the contrary hereinbefore contained, it is understood and agreed that electricity consumed in the Leased Premises other than electricity for the heating, ventilating and air conditioning system is metered through a sub meter installed by Landlord (the "Meter"). Should Tenant's consumption of electricity in the Leased Premises during any calendar month or partial calendar month during the term hereof as measured by the Meter exceed seventy (70) kilowatt hours per day for such month (the "Excess Usage"), Tenant shall pay the costs of the Excess Usage to Landlord as Additional Rent hereunder within fifteen (15) days after Tenant receives a bill therefor from Landlord. All such charges shall be at the same rate for electricity, which Landlord is being charged by the public utility serving the Building.

       (b) Tenant's Water Charge. Not withstanding anything to the contrary contained in this lease, it is understood and agreed that water consumed in the Leased Premises other than for drinking and restrooms is metered through a submeter installed by landlord (the "Water Meter"). Tenant shall pay Landlord the costs of such water as Additional Rent hereunder based on actual usage as measured by the water Meter at a cost equal to the actual charges therefor to Landlord by the local water utility within fifteen (15) days after Tenant receives a bill therefor from Landlord.

       7. Service Interruptions. Landlord does not warrant that the services provided for in Paragraphs 5 and 6 above will be free from any slow-down, interruption or stoppage pursuant to voluntary agreement by and between Landlord and governmental bodies and regulatory agencies or caused by the maintenance, repair, substitution, renewal, replacement, or improvement of any of the equipment involved in the furnishing of any such services or caused by changes of services, alterations, strikes, lock-outs, labor controversies, fuel shortages, accidents acts of God, the elements, or any other cause beyond the reasonable control of Landlord, and specifically no such slow-down, interruption, or stoppage of any such services shall ever be construed as an eviction, actual or constructive, of Tenant nor shall same cause any abatement of the Minimum Rent payable hereunder or in any manner or for any purpose relieve Tenant from any of its obligations hereunder, and in no event shall Landlord he liable for damage to persons or property, or in default hereunder, as a result of such slow-down, interruption, or stoppage. Landlord agrees to use due diligence to resume the service upon any such slow-down, interruption, or stoppage.

        8. Operating Costs. Operating Costs (as hereinafter defined) for 1992 (the "Base Year") shall be calculated by Landlord. Landlord shall split the Base Year Operating Costs into two parts, the first of which shall consist of taxes, special real estate assessments, electricity and other utility costs, and insurance premiums (hereinafter referred to as "Unrestricted Items") and the second of which shall consist of all other Operating Costs (hereinafter referred to as "Restricted Items"). Operating Costs per square foot shall be calculated for both Unrestricted Items and Restricted Items by dividing the Unrestricted Items and Restricted Items by the total square footage of the Building (i.e. approximately 205.893 square feet). Such Operating Costs per square foot shall be the "Base Year Operating Costs". Tenant shall pay Landlord for each calendar year or partial calendar year during the term hereof increases in the Operating Costs per square foot for Unrestricted Items and Restricted Items over the Base Year Operating Costs (hereinafter referred to as "Excess Operating Costs") for each square foot of the leased Premises (i.e. approximately 21,733 square feet): provided, however, that the Operating Costs per square foot for Restricted Items may not for the purposes hereof increase by more than five percent (5%) per calendar year on a compounded cumulative basis.

        The term "Operating Costs" as used herein shall mean and include all expenses (other than expenses for electricity covered by the terms of Paragraph 6(a) hereof and water covered by the terms of Paragraph 6(b) hereof) reasonably and directly incurred in the normal management, operating, maintenance, repair and security of the Building, including the grounds. Operating Costs shall include, but not be limited to, the cost of all utilities (except expenses for electricity covered by the terms of Paragraph 6(a) hereof and water covered by the terms of Paragraph 6(b) hereof), building supplies, janitorial service (except if Tenant elects to provide its own janitorial and maid service, janitorial and maid service for any period of time when Tenant is supplying such service shall not be included under Operating Costs to the extent such charges apply to occupied Tenant space in the Building as opposed to common use areas), maintenance and repairs, fire and extended coverage, public liability and other insurance, all labor and employee benefit costs (including wages, salaries and fees of all personnel engaged in the management, operating, maintenance, repair and security of the Building), ad valorem taxes and assessments and amortization of capital improvements costs which reduce operating expenses or are required to meet governmental regulations, management fees, consulting fees, legal fees and accounting fees, and the fair market rental of the property managers' offices in the Building, together with payments or credits Landlord may make to any tenant or tenants of the Building in lieu of Landlord providing any of the services or paying for any of such costs.

       In addition to Tenant's obligations to pay Minimum Rent, Tenant shall pay to Landlord monthly in advance on or before the first day in each calendar month during the term hereof, commencing on January 1, 1992, one twelfth (1/12th) of Landlord's estimate of tenant's proportionate share of Excess Operating Costs for the applicable calendar year. Landlord reserves the right to adjust the estimate at any time during the applicable calendar year if actual Excess
   Operating  Costs   are  substantially  different   from  the   earlier
   estimate, and thereafter, payments by Tenant pursuant to this paragraph shall be adjusted accordingly, For the purposes hereof, the terms "calendar year" shall also include partial calendar years.

       After the expiration of each calendar year during the term hereof after the Base Year, as hereinbefore defined, Landlord shall furnish Tenant with a statement of the actual Excess Operating Costs of the Building. In the event the sum of the payments made by Tenant during the preceding calendar year or partial calendar year pursuant to the foregoing exceeds the amount which Tenant would have been obligated to pay if the actual Excess Operating Costs for such year were used in lieu of Landlord's estimate thereof, the difference shall be credited by Landlord to Tenant's account against the next payments due by Tenant under the provisions hereof. In the event the sum of payments made by Tenant during the preceding calendar year or partial calendar year pursuant to the above paragraph is less than the amount which Tenant would have been obligated to pay if the actual Excess Operating Costs for such year or partial year were used in lieu of Landlord's estimate thereof, Tenant shall pay the amount of such difference to Landlord in cash within thirty (30) days after delivery of any invoice for such by Landlord accompanied by a statement of the actual Excess Operating Costs for such year. Any payments by Tenant which exceed Tenant's prorate share of Excess
   Operating Costs for such period shall be refunded by Landlord to Tenant.

       9. ACCEPTANCE OF LEASED PREMISES AND BUILDING BY TENANT. The taking of possession of the Leased Premises by Tenant shall be conclusive evidence that "Tenant" accepts the Leased Premises, the Building and all improvements and appurtenances thereto as suitable for the purposes herein set out as being in a good and satisfactory condition.

       10. ASSIGNMENT AND SUBLETTTNC. (a) Tenant shall not, without any prior written consent of Landlord: (i) assign or in any manner transfer this lease or any estate or interest therein; or (ii) permit any assignment of this lease or any estate or interest therein by operation of law; or (iii) sublet the Leased Premises or any part thereof; or (iv) grant any license, concession, or other right of occupancy of any portion of the Leased Premises; or (v) permit the use of the Leased Premises by any parties other than Tenant, its agents and employees. Landlord agrees that its consent will not be unreasonably withheld or delayed with respect to a proposed sublease or assignment so long as any such proposed sublease or assignment meets the following criteria:

          (i) The use contemplated by such sublease or assignment is in accordance with the terms of this lease and is for an office purpose which is consistent with the image of Building as reasonably determined by Landlord; and

          (ii)      The proposed sublessee  or assignee  will not  engage
                    in   operations   which   violate   any   restrictive
                    covenant affecting the Building; and

          (iii) The proposed sublease or assignment is made subject to this lease; and

          (iv) No option provided for in this lease will inure to the benefit of any such sublessee or assignee; and

          (v) A full and complete copy of the proposed sublease or assignment, together with a statement from Tenant outlining the financial terms of the proposed sublease or assignment will be provided to Landlord; and

          (vi) The proposed sublessee or assignee will occupy that portion of the Leased Premises covered by such sublease or assignment; and

         (vii)       The proposed sublessee or assignee is a  financially
                     responsible  entity  as  reasonably  determined   by
                     Landlord.

     Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain jointly and severally liable for the payment of the rent and all other payment obligations herein specified and for compliance with all of Tenant's other obligations under this lease. If an event of default, as hereinafter defined, should occur while the Leased Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, fly at its option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder, and

     Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of rent direct to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of tenant or any guarantor of Tenant from the further performance of their obligations hereunder. Receipt by Landlord of rent from any assignee, sublessee, or occupant of the Leased Premises shall not be deemed a waiver of the covenant in this lease contained against assignment and subletting or a release of Tenant or any guarantor of Tenant's obligations under this lease. the receipt by Landlord from any such assignee or sublessee obligated to make payments of rent shall be a full and complete release, discharge, and acquittance to such assignee or sublessee to the fltent of any such amount of rent so paid to landlord. Landlord is authorized and empowered, on behalf of Tenant, to endorse the name of Tenant upon any check, draft, or other instrument payable to Tenant evidencing payment of rent, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms thereof. Tenant shall not mortgage, pledge, or otherwise encumber its interest in this lease or in the teased Premises.

           (b) If Tenant requests Landlord's consent to an assignment of the lease or subletting of all or a part of the Leased Premises, it shall submit to Landlord, in writing, the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant. Landlord shall have the option, to be exercised within thirty (30) days from submission of Tenant's written request, to cancel this lease (or the applicable portion thereof as to a partial subletting) as of the commencement date stated in the above-mentioned request. If Landlord elects to cancel this lease as stated then the term of this lease, and the tenancy and occupancy of the Leased Premises by Tenant thereunder, shall cease, determine, expire, and come to an end as if the cancellation date was the original termination date of this lease. If Landlord does not thus cancel this lease and if the request of Tenant to sublet or assign is in accordance with Subparagraph (a) hereof, landlord will consent to such subletting or assignment.

           (c) Landlord shall have the right to transfer, assign, or convey, in whole or in part, the Building and the Land and any and all of its rights under this lease, and in the event Landlord transfers, assigns, or conveys its rights under his lease, Landlord shall thereby be released from any further obligations hereunder and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.

           11. (a) USE AND OCCUPANCY. Tenant agrees that the Leased Premises shall be used and occupied by Tenant only for the
     Permitted Use and for no other purpose, and Tenant agrees to use and maintain the leased Premises in a clean, careful, safe, and proper manner and to comply with all applicable laws ordinances, orders, rules, and regulations of all governmental bodies (state, federal, and municipal). Tenant will not in any manner deface or injure the Building or the land or any part thereof or overload the floors of the Leased Premises. Tenant agrees not to use or allow or permit the Leased Premises to be used for any purpose prohibited by law or by any restrictive covenants applicable to the

     Building and land, and Tenant agrees not to commit waste or suffer or permit waste to be committed or to allow or permit any nuisance on or in the leased Premises. Tenant will not use the Leased Premises for lodging or sleeping purposes or for any immoral or illegal purposes. "Tenant" will conduct its business and occupy the Leased Premises and will control its agents, employees, licensees, and invitees in such a manner so as not to create any nuisance or interfere with, annoy, or disturb any of the other tenants in the Building or Landlord in its management of the Building and so as not to injury the reputation of the Building. Tenant shall not use the Leased Premises or allow or permit same to be used in any way or for any purpose that landlord may deem to be extra hazardous on account of the possibility of fire or other casualty or which will increase the rate of fire or other insurance for the Building or its contents or in respect of the operation of the Building or which may render the Building uninsurable at normal rates by responsible insurance carriers authorized to do business in the State of Texas or which may render void or voidable any insurance on the Building. Tenant shall not erect, place, or allow to be placed any sign, advertising matter, stand, booth, or showcase in or upon the doorsteps, vestibules, halls, corridors, doors, walls, windows, or pavement of the Building or the land (except for lettering on the door or doors to the teased Premises as allowed by the Rules and Regulations forming a part of this tease) without the prior written consent of Landlord.

         (b) Hazardous Substances. Tenant covenants and agrees (i) that Tenant has not suffered, permitted, introduced or maintained in, on or about any portion of the Leased Premises since the commencement of the term of the Carrington Lease (as defined in Paragraph C of Exhibit "D" to this Lease), any Hazardous Material [as defined in Section ll(d)(i)) except as may be permitted by law, it being understood that Tenant may, from time to time, handle such substances in conjunction with Tenant's laboratory operations. Tenant further covenants and agrees to indemnify, protect and save Landlord harmless against and from any and all damage, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation. attorneys' and experts' fees and disbursements) which may at any time be iniposed upon, incurred by or asserted or awarded against landlord and arising from or out of any Hazardous Material on, in, under or affecting all or any portion of the Building. Leased premises, or Property, introduced by, or on behalf of, Tenant, including, without limitation, (i) the costs of removal of any and all Hazardous Materials from all or any portion of the Building, Leased Premises or Property, or released, discharged, leaked or spilled from the Building, teased Premises or Property into the air, surface water, groundwater or land, and (ii) any costs incurred to comply with or as a result of the violation of any Environmental Requirements [as defined in Section ll(d)(ii)]. The preceding portions of this provision do not apply to Hazardous Material which may be located in the Building, Leased Premises, or Property at or prior to the initial commencement (hereto or hereafter) of any work, construction, repairs or alterations therein by Tenant under the Carrington Lease

         (c) Remediation. Notwithstanding anything contained herein to the contrary, Tenant shall within a period of thirty (30) days following the date this Lease is cancelled or terminated or expires by virtue of its own terms, cause to be conducted by a duly licensed environmental consultant, inspections and tests in order to determine if any Hazardous Material [as defined in Section ll(d)(i)] exists in, on or about the Leased Premises in violation of any Environmental Requirements [as defined in Section ll(d)(ii)] (or materials ,which would constitute danger to any occupants or guests in the Leased Premises or Building) and Tenant' shall (i) furnish to landlord copies of any findings, conclusions and/or reports respecting such investigations and/or tests, and (ii) be responsible for restoring the teased Premises and Building with respect to any damages incurred incidental thereto as the result of Tenant's or Tenant's agents, employees or contractors introduction of such Hazardous Material to the Leased Premises or the Building. Any such reports shall include a so-called "Phase I" and, if necessary, "Phase II" environmental assessments, which shall be, addressed to Tenant, In the event any such report indicates the presence of any Hazardous Material [as defined in Section ll(d)(i)] (or materials which would constitute danger to any occupants or guests in the Leased Premises or Building), then Tenant shall at Tenant's sole cost and expense conduct such cleanup operations as may he reasonably required to clear such Hazardous Material (as defined in Section l1(d)(i)] from the Leased Premises and Building in accordance with the then existing Environmental Requirements Law defined in Section [l(d)(ii)] applicable thereto and Tenant shall Indemnify, save and hold Landlord harmless from any claims. losses, damages or judgments as a result of the introduction of such substances into the Leased Premises and Building and/or resulting because of the removal thereof.

          (d)  Definitions
               (i)  Hazardous Materials

                    Hazardous Material means any substance: (1) the presence of which requires investigation or remediation under any federal. state or local statute. regulation, ordinance, order, action, policy or common law; or (2) which is or becomes defined as a "hazardous waste," "hazardous substance", pollutant or contaminant under any federal, state, or local statute, regulation, rule, or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (421 U.S.C.
                    Section 9601 et seq.) and/or the resource Conservation and Recovery Act (42 V.S.C, Section 6901 et seq.); or (3) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by the governmental authority, agency, department, commission, board or instrumentality of the United States, the State of Texas or any political subdivision thereof: or (4) the presence of which on the Leased Premises causes or threatens to cause a nuisance upon the Leased

                    Premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the teased Premises: or (5) without limitation, which contains polychlorinated biphenyls (PCBs) or asbestos.

               (ii) Environmental Requirements

                    Environmental requirements means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations,. concessions, franchises. and similar items, of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation: (1) all requirements, including but not limited to those pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Material, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or tastes, whether solid. fluid, or gaseous in nature: and (2) all requirements pertaining to the protection of the health and safety of employees or the public.

          (e) Survival and Investigation. The obligations of Tenant in subsections 11(b), (c), (d) and (e) shall survive the cancellation, expiration or termination of the Lease and shall not be affected by an investigation by or on behalf of Landlord or by any information which Landlord may have or obtain with respect thereto.

          12.  TENANTS  REPAIRS AND ALTERATIONS. Tenant  will not in  any manner deface or injure the Leased Premises, the Building or any improvements on the land herein described, and will pay the cost of repairing any damage or injury done to the foregoing facilities by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the Lease Term take good care of the premises and keep them free from waste and nuisance of any kind. Tenant agrees to keep the premises, including all fixtures installed by Tenant and any plate glass and special store fronts, in good condition and make all necessary nonstructural repairs except those caused by fire, casualty or acts of God covered by Landlord's tire insurance policy covering the Building, provided that Tenant shall not be obligated to repair broken exterior plate glass unless it appears that such glass was broken by an impact originating in the leased Premises. If Tenant fails to make such repairs within fifteen (15) days after the occurrence of the damage or injury, Landlord may, at its option, make such repair, and Tenant shall, upon demand therefor, pay Landlord for the cost thereof. Tenant will not make or allow to be made any alterations or physical additions in or to the premises without the prior written consent of Landlord. All maintenance. repairs, alterations, additions or improvements shall be conducted only by contractors and subcontractors approved in writing by Landlord, it being understood that Tenant shall procure and maintain, and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain, insurance coverage against such risks, in such amounts and with such companies as landlord may require in connection with any such maintenance, repair, alteration, addition or improvement.

          13. MECHANIC'S LEINS . Tenant will not permit any mechanic's or materialman's lien or liens to be placed upon the Leased
     Premises, the Building or the lands herein described during the term, hereof ceased by or resulting from any work performed materials furnished or obligation incurred by or at the request of Tenant and nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of or to the Leased
     Premises or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's, materialman's or other liens against the interest of Landlord in the Leased Premises. In the case of the filing of any lien on the interest of Landlord or Tenant in the Leased Premises, Tenant shall cause the same to be discharged of record within twenty (20) days after the filing of same. If Tenant shall fail to discharge such lien within such period, then, in addition to any other right or remedy of landlord, Landlord may. but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Landlord for any of the aforesaid purposes, or for the satisfaction of any other lien, not caused or claimed to be caused by Landlord, and all reasonable legal and other expenses of Landlord, including reasonable counsel fees, in defending any such action or in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, with interest thereon at the rate set out in Paragraph 3(c) hereof,

          14.  INDEMNIFICATION

           (a) Except to the extent of Landlord's negligence or willful misconduct, Tenant agrees to indemnify Landlord and save it harmless from all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage (and each and all of them) arising from or out of any occurrence in, upon or from the Leased Premises or resulting from or attributable to the occupancy or use by Tenant of said Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, invitees, licensees or concessionaires.

      Tenant shall store its property in, and shall occupy, the Leased Premises at its own risk, and releases Landlord, to the fullest extent permitted by law, from all claims of every kind resulting in loss of life, personal or bodily injury or property damage, no matter when or where or to whom same occurs without being limited by any other provision of this Lease.

           (b) Landlord shall not be responsible or liable to tenant or to any other person or persons for any loss or damage to either the person or property of Tenant or to any other person or persons, landlord shall not be responsible for any injury, loss or damage to any person or to any property of tenant or any other person caused by or resulting from bursting, breakage or from leakage, steam, or snow or ice, running, backing up, seepage or the overflow of water or sewage in any part of the teased Premises, the building or the lands herein described, or for any injury or damage caused by or resulting from acts of God or the elements, or for any injury or damage caused by or resulting from any defect or negligence in the occupancy, construction, operation or use of any of the Leased Premises, machinery, apparatus or equipment by anyone or by or from the negligence of any occupant of the Building.

           15. INSURANCE, tenant shall, at its sole cost and expense, procure and maintain during the term hereof a policy or policies of insurance insuring Tenant against any and all liability for injury to or death of a person or persons and for damage to or destruction of property occasioned by or arising out of or in connection with the use or occupancy of the Leased Premises or by the condition of the Leased Premises (including the contractual liability of Tenant to indemnify landlord and/or property damages, or with such other limits as may be required by landlord, and to be written by an insurance company or companies satisfactory to landlord and licensed to do business in the State of Texas with Landlord named as an additional insured without restriction. If Tenant has an umbrella or excess policy, tenant will name landlord as an additional insured without restriction on all layers of umbrella or excess policies. Tenant shall obtain a written obligation on the part of each insurance company to notify landlord at least ten (10) days prior to cancellation of such insurance. Such policies or duly executed certificates of insurance relating thereto shall be promptly delivered to landlord within ten (10) days after the execution of this Lease and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. If tenant fails to comply with the foregoing requirements relating to insurance, landlord may obtain such insurance and Tenant shall pay as additional rent to landlord on demand the premium cost thereof plus interest at the rate set out in Paragraph 3(c) hereof.

          16. WAIVER OF SUBROGATION. Each party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto, or anyone claiming through or under them, by way of subrogation or otherwise, during the term of this Lease or any extension or renewal thereof for any and all loss of, or damage to, any of its property or property of others it has in its care, custody or control or loss of use of such property (whether or not such loss or damage is caused by the fault or negligence of the other party or anyone for whom said other party may be responsible), which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recovered under said insurance policies. Said waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this tease with respect to any loss or damage to property of the parties hereto. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto hereby agrees immediately to give to each insurance company which has issued to it policies of fire and extended insurance coverage written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, it necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.

           17. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights, exercisable without notice and without liability to tenant for damage or injury to property, persons, or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent:

                (a)  To change the Building's name or Street address.

                (b) To install, affix, and maintain any and all signs on the exterior and interior of the Building, subject to the provisions of Rider 1 of this Lease.

                (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators, and similar equipment, and to control all internal lighting that nay be visible from the exterior of the Building.

                (d) To enter upon the Leased Premises at reasonable hours to inspect same or clean or wake repairs or alterations (but without any obligation to do so. except as expressly provided for herein) or to show the Leased Premises to prospective lenders or purchasers, and, during the last twelve (12) months of the term, to show them to prospective tenants at reasonable hours and, if they are vacated, to prepare them for re-occupancy.

                (e) To retain at all times, and to use in appropriate instances, keys to all doors within and into the teased Premises. No locks shall be changed or added without the prior written consent of Landlord.

                (f) To decorate and to make repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the teased Premises and, during the continuance of any of said work, to temporarily close doors, entryways, public space, and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, an without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the teased Premises are reasonably accessible.

                (g) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive tight shall not operate to exclude tenant from the use expressly permitted herein,

                (h) To take all such reasonable measures as landlord may deem advisable for the security and safety of the Building and its occupants,

                (j) Landlord shall have the right to transfer, assign, or convey. in whole or in part, the Building and the land and any and all of its rights wider this tease, and in the event Landlord transfers, assigns, or conveys its rights under this tease, Landlord shall thereby be released from any further obligations hereunder and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.

           18. FIRE OR OTHER CASUALTY. If the Leased Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlords sole opinion, be required (whether or not the Leased Premises shall have been damaged by such fire or other casualty) or in the event any mortgagee under a mortgage or deed of trust covering the Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage, in which event the rent hereunder shall be abated as of the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall within seventy-five
     (75) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace  any  part  of  Tenant's  furniture  or  furnishings  or  of fixtures and equipment removable by Tenant under the provisions of this tease. Landlord shall not be liable for any inconvenience or annoyance to tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof; except that during the time and to the extent that the Leased Premises are unfit for occupancy, the Landlord shall, at its option, either furnish the Tenant with comparable space at prevailing market rates or a fair diminution of rent, the choice of which will be at the landlord's sole discretion, if the damages are caused by the negligence of Tenant, its agents, servants, employees, contractors, patrons, guests, licensees, or invitees there will be no abatement of rent and Tenant will be liable for any damages in excess of the amount paid by insurance proceeds received by Landlord. Any insurance which may be carried by Landlord or Tenant will be liable for any damages in excess of the amount paid by or insurance proceeds received by Landlord. Any insurance which may be carried by Landlord Tenant against loss or damage to the Building or to the Leased Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

           19. CONDEMNATION. If the whole or substantially the whole of the Building and land or of the Leased Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should be sold to the condemning authority in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building and land or the Leased Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building and land or the Leased Premises are affected thereby, Landlord may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after the right of election accrues, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building and land or Leased Premises is taken by the condemning authority. If upon any such taking or sale of less than the whole or substantially the whole of the Building and land or the teased Premises this Lease shall not be thus terminated, the rent payable hereunder shall be diminished by an amount representing that part of said rent as shall property be allocable to the portion of the Leased Premises which was so taken or sold and Landlord shall, at Landlord's sole expense, restore and reconstruct the Building and land and the Leased Premises to substantially their former condition to the extent that the same, in Landlord's judgment, may be feasible, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and installing tenant improvements in the teased Premises nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for damages (over and above amounts going to the mortgagee of the property taken) for the part of the Building and land or the teased Premises so taken. Landlord shall be entitled to receive all of the compensation awarded upon a taking of any part or all of the Building and land or the Leased Premises including any award for the value of unexpired term of this Lease and Tenant shall not be entitled to and expressly waives all claim to any such compensation provided, however, Tenant shall be entitled to receive an award for damages to Tenant's leasehold improvements.

           20. TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the teased Premises, and if any such taxes for which Tenant is liable are in any way levied or assessed against Landlord, tenant shalt pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder. Notwithstanding any other provision contained in this tease. Tenant shall pay any and all licenses, charges and other fees of every kind and nature as and when they become due and before the saint become delinquent arising out of or in connection with use and occupancy of the Leased Premises, including, but not limited to, license fees, business license tax, the amount of any privilege, sales, excise or other tax (other than income) imposed upon rentals herein provided to be paid by Tenant or upon Landlord in an amount measured by such rentals received by Landlord.

         21. SURRENDER UPON TERMINATION. At the termination of this Lease, whether caused by lapse of time or otherwise. Tenant shall at once surrender possession of the Leased Premises and deliver the Leased Premises to Landlord in as good repair and condition as at the commencement of Tenant's occupancy, reasonable wear and tear and damages or destruction by fire or other insured casualty excepted, and shall deliver to Landlord all keys to the Leased Premises, and, if such possession is not immediately surrendered, Landlord may forthwith enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying said premises, or any part thereof, by force, if necessary, without having any civil or criminal liability therefor. All alterations, additions, or improvements (whether temporary or permanent in character) made in or upon the Leased Premises shall, if Landlord elects, be Landlord's property on termination of this Lease and shall remain on the Leased Premises without compensation to Tenant. All furniture, movable trade fixtures, and equipment installed by Tenant may be removed by Tenant at the termination of this Lease, All removals permitted herein shall be accomplished in a good workmanlike manner so as not to damage the Leased Premises or the
    Building. Tenant, or Landlord at Tenant's expense, shall repair any damage to the Leased Premises, the Building or any improvement on the lands herein described caused by any such removal. All furniture, movable trade fixtures and equipment installed by tenant not removed at the end of the tease Term hereof shall thereupon be conclusively presumed to have been abandoned by Tenant and Landlord may, at its option, take over the possession of such property and either (i) declare same to be the property of Landlord by written notice thereof to Tenant or (ii) at the sole risk, cost, and expense of Tenant remove the same or any part thereof in any manner that Landlord shall choose and store the same or any part thereof in any manner that Landlord shall choose and store the same without incurring liability to Tenant or any other person.

         22. DEFAULT. In the event of default in any of the covenants or conditions herein, Landlord may assert any remedies provided to an aggrieved landlord by law, without limiting the generality of the foregoing, Landlord, at its option, shall have any one or all of the following remedies which are cumulative and not exclusive: (a) Landlord may declare the Lease forfeited, but such declaration or forfeiture shall not terminate Tenant's duty to pay rentals and additional rent hereunder, nor waive any other rights of Landlord unless Landlord specifically so states in writing: (b) Landlord may re-enter the Leased Premises and remove all persons and property, including that of Tenant or any third persons therefrom, without being guilty of any manner of trespass or conversion, but any such re-entry shall not terminate Tenant's duty to pay rentals and additional rent hereunder nor waive any other rights of Landlord unless Landlord specifically so states in writing: (c) Landlord may resume possession of the Leased Premises and relet the same for the account of Tenant, who shall make good any deficiency: (d) Landlord may recover all arrearages of rent and additional rent hereunder:
    (e) Landlord may declare the entire amount of the rent and additional rent hereunder, which would have become due and payable during the term of this Lease, to be due and payable immediately, in which event, Tenant agrees to pay the same at once, together with all rents and additional rents theretofore due, to Landlord at the address specified herein or hereunder; provided, however, that such payments shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payment in advance of the rent for the remainder of the term: (f) Tenant, in addition to rentals and additional rent hereunder, shall be liable for all damages and expenses which Landlord has suffered by reason of Tenant's default: including, but not limited to, damage to the Leased Premises (which shall be measured at Landlord's option by landlord's cost to repair the same or by the difference in the market value of the Leased Premises before and after such damage), cost of reletting. (e.g., advertising the Leased Premises for lease, preparation of a new lease agreement, etc.), attorney fees, cost of court, cost of repossession and other special or consequential damages: (g) Landlord shall have, in addition to any statutory liens, the right to seize and possess, as security for all sins due hereunder from Tenant, all the goods, wares, merchandise, chattels, implements, fixtures, tools and other personal property which are or may be put upon the teased Premises and Landlord shall have a lien upon an such property which may be possessory but shall not be required to be. Tenant hereby waives all exemptions in connection with such property, which could otherwise be available to it.
    Landlord shall give Tenant ten (10) days written notice of any default herein. for the purpose of the foregoing. Tenant shall be deemed to be in default under this Lease if Tenant: (1) has failed to pay any installment of rent or other amount when due. Whether or not such payment shall have been demanded: (2) fails to perform or comply with any of the other conditions or agreements expressed or implied herein and fails to remedy such lack of compliance within thirty (30) days after written notice from Landlord of such default;
    (3) abandons, vacates or does not occupy the teased Premises for fourteen (1/4) consecutive days; and (4) liquidates or ceases to exist, admits insolvency, seeks relief under any law for the relief of debtors, makes an assignment for the benefit of creditors or is the subject of a voluntary or involuntary petition in bankruptcy or receivership, or in the event of any like occurrence which, in the sole and absolute judgment of Landlord, evidences the serious financial insecurity of Tenant or if the estate hereby created shall be levied upon or taken by execution or process of law, then and in any such event, regardless of any waiver or consent to any earlier event or events of default. In the event that any court or governmental authority shall limit any amount, which Landlord may be entitled to recover pursuant to the terms hereof, Landlord shall be entitled to recover the maximum amount permitted under law. Nothing herein contained shall be deemed to limit or restrict Landlord's recovery from Tenant of the maximum amount permitted under law or of any other sums or damages which Landlord way be entitled to so recover in addition to the damages set forth herein, Nothing contained herein shall be deemed to require Landlord to relet the Leased Premises or to take any other action with retard to the Leased Premises and Landlord shall not be liable for any failure to relet, collect rent, or take any other action with regard to the teased Premises after termination pursuant to the terms hereof. Tenant hereby waives any right of redemption, which Tenant may at any time have by reason of Tenant's default or eviction hereunder. The parties hereto expressly agree that this Lease and the estate created hereby shall not continue or inure to the benefit of any assignee, receiver or trustee in bankruptcy except at the option of Landlord. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of. The other covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Tenant hereby expressly agrees that the damages provided for herein constitute just compensation for the loss or damages which may be actually sustained by Landlord and that such damages are just and reasonable.

          23. NO IMPLIED WAIVER The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement, or condition contained in this Lease or contained in the Rules and Regulations attached to and forming a part of this Lease shall not prevent a subsequent act, which would have originally constituted a violation from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by landlord of any rent with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord,

           24. ATTORNEYS' FEES AND LEGAL EXPENSES. Each party shall pay to the other party upon demand all reasonable attorneys fees and all expenses and court costs of such party incurred in enforcing any of the obligations of the other party under this Lease.

           25. WORK AGREEMENT. The improvements and installations specified in Exhibit "E" hereof shall be made in accordance with the plans and specifications provided for in Exhibit "E" on or prior to the Rental Commencement Date.

           26. LANDLORD'S LEIN In addition to the statutory landlord's lien, Landlord shall have, at all times, and Tenant hereby grants to Landlord, a valid security interest to secure payment of all rent and other suns of money becoming due hereunder from tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant or any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Leased Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants. agreements and conditions hereof have been fully complied with and performed by Tenant. Landlord agrees that any such statutory lien or security interest shall be subject and subordinate to any purchase money security interest  to  the extent  such  purchase  money  security  interest attaches to Tenant's computer systems or other laboratory equipment having a unit cost of $20,000.00 or more. Upon the occurrence of any event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Lease Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Lease Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving tenant reasonable notice of the time and place of any public sale or of the tine after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless other-wise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this tease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Paragraph 25. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The Statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

           27.  SUBORDINATION.

           (a) Except as other-wise provided to the contrary herein, Tenant agrees that this Lease shall at all times be subject and subordinate to the lien of any mortgage (including any amendment or modification thereof, whether made prior or subsequent to request for subordination) which may be placed on the teased Premises by Landlord, if requested in writing by the bolder or prospective holder thereof; provided, that Tenant shall at all times be entitled to possession tinder this Lease so long as it complies with the terms herein set out, subject to the conditions hereinafter expressed. Tenant agrees, upon demand and without cost, to execute any instrument as nay be required to effectuate such subordination which instruments shall include, among and with any other provisions required by the Mortgagee, an agreement on the part of Tenant to attorn to any and all successors their interest to the Leased Premises resulting from any foreclosure of any such mortgage or conveyance in lieu of the foreclosure. At the-date hereof, there are no outstanding mortgages on the Building.

           (b) Anything to the contrary herein notwithstanding, Tenant covenants and agrees that if the present or future holder of any mortgage (including any amendment and/or modification thereof, whether made prior or subsequent to the subordination hereinabove provided for) affecting the Leased Premises subordinates said mortgage to this Lease, whether the same be part of a general subordination by such Mortgagee or specifically refers to this Lease, then this Lease shall for all intents and purposes be considered to be paramount and superior to said mortgage and shall survive and continue to remain in full force and effect, even though said mortgage be foreclosed; and, Tenant shall continue to comply with all of its obligations hereunder, whether or not said mortgage be foreclosed; and, in the event of any such foreclosure, Tenant agrees to thereafter attorn to the Mortgagee, its successors and assigns, and to any purchaser at foreclosure, its successors and assigns.

           (c) Tenant agrees that it will not (i) prepay any rents or other charges more than thirty (30) days in advance of the due date required by this Lease without prior written consent of said
      Mortgagee: (ii) terminate this lease or exercise a right of set-off, if any there be, except for the default of Landlord (after giving written notice to the Mortgagee and a reasonable time for the Mortgagee to correct such default) or (iii) amend this Lease without the prior consent of the Mortgagee.

          (d) Tenant will, upon receipt of demand therefor, at any time or times, execute, acknowledge, and deliver to Landlord any and all instruments and certificates that may be necessary or proper to more effectively effectuate the provisions hereof, This lease and all rights of Tenant hereunder are further subject and subordinate, to the extent that the same relate to the Leased Premises, to all applicable ordinances of the City of Irving, Texas, relating to easements, franchises, and other interests or rights upon, across or appurtenant to the building or any of the Land, and all utility easements and agreements.

           28. QUIET ENJOYMENT. Provided Tenant pays the rent payable hereunder as and when due and payable and keeps and fulfills all of the terms, covenants, agreements and conditions to be performed by Tenant hereunder, Tenant shall at all times during the Lease Term peaceably and quietly enjoy the Leased Premises without any disturbances from Landlord or from any other person claiming by, through or under Landlord, subject to the terms, provisions, covenants, agreements and conditions of this tease and to the deeds of trust, mortgages. ground leases, ordinances, leases, utility easements and agreements to which this Lease is subject and subordinate, as hereinabove set forth.

           29. NOTICE TO LANDLORD In the event of any act or omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this Lease by reason of a constructive or actual eviction from all or part of the Leased Premises or otherwise, Tenant shall not sue (or such damages or exercise any such right to terminate until (i) it shall have given written notice of such act or omission to Landlord and Landlord's mortgagee, if any, and (ii) a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which time Landlord, its agents, employees or its mortgagee shall be entitled to enter upon the Leased Premises and do therein whatever may be necessary to remedy such act of omission. hiring the period after the giving of such notice and during the remedying of such act or omission the rent payable by tenant for such period as provided in this Lease shall be abated and apportioned only to the extent that any part of the Leased Premises shall be untenantable.

          30. HOLDING OVER BY TENANT. Should Tenant or any of its successors in interest continue to hold the Leased Premises after the termination of this Lease, whether such termination occurs by lapse of time or otherwise, such holding over shall constitute and be construed as a tenancy from month to month only, at a monthly rental equal to 150% of the monthly rent provided herein at the time of such termination, hiring such time as Tenant shall continue to hold the Leased Premises after the termination hereof, Tenant shall continue to hold the Leased Premises after the termination hereof. Tenant shall be regarded as a Tenant from month to month; subject, however, to all of the terms, provisions covenants and agreements on the part of Tenant hereunder. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue, or extend the term of this Lease and no extension of this Lease after the termination thereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant.

          31. RULES AND REGULATIONS Tenant and Tenant's agents, employees, and invitees will comply with all requirements of the Rules and Regulations (as changed from time to time as hereinafter provided) which are attached hereto as Exhibit "B" and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such Rules and Regulations or to promulgate other Rules and Regulations in such reasonable manner as may be deemed advisable for the safety, care or cleanliness of the Building and related facilities or premises and for preservation of good order therein; provided, however, that such changes shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Tenant. Tenant shall further be responsible for the compliance with such Rules and Regulations by the employees, servants, agents, visitors, and invitees of Tenant. Landlord shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations No such amendment shall have the effect of changing any of the basic terms of this Lease.

          32. ESTOPPEL CERTIFICATE Tenant will, at any time and from time to time, upon not less than twenty (20) days' prior request by Landlord, execute, acknowledge and deliver to landlord a statement in writing executed by Tenant certifying that this Lease is the entire agreement between the parties and is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications) and the dates to which the rent has been paid, that the Tenant has unconditionally accepted the Leased Premises, and either stating that to the knowledge of the signer of such certificate no default exists hereunder or specifying each such default of which the signer may have knowledge; it being intended that any such statement by Tenant may be relied upon by any prospective purchaser or mortgagee of the Building.

          33. PERSONAL LIABILITY. The liability of Landlord to Tenant for any default by landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and land and landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord,

          34. BROKERAGE. Each party hereto warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Cushman & Wakefield of Texas, Inc. and, JPI Realty, Inc. hereinafter collectively referred to as the "Brokers". Each party hereto agrees to indemnify the other party against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent, other than Brokers, claiming the same by through, or under it with respect to the original term thereof or any renewal or extension thereof or with respect to any expansion of the Leased Premises. The brokerage commission payable to the Brokers, if any, shall be paid by Landlord pursuant to the terms of a separate agreement between landlord and the Brokers.

          35. NOTICES. Each provision of this agreement, or of any applicable governmental lawn, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

                (a) All rent and  other payments required  to be made  by
          tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas. at the address set forth on Page 1 hereof or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

                (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States wail, postage prepaid certified or registered mail (return receipt requested) addressed to the parties hereto at their respective addresses set forth on Page 1 hereof or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith.

          36. SEVERABILITY. Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid Or unenforceable, shall not be affected thereby.

          37. NO MERGER. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as welt as the fee estate in the Leased Premises or any interest in such fee estate.

          38. FORCED MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strike, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of such party; provided, however, that the foregoing shall not in any event excuse Tenant from the prompt payment of rent or any other monetary obligations hereunder.

          39. GENDER. Words of any Lender used in this Lease shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise requires.

          40. JOINT SEVERAL ABILITY. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

          41. NO REPRESENTATIONS. Landlord or Landlord's agents have made no representations or promises with respect to the Leased Premises, the Building licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

          42. ENTIRE AGREEMENT This Lease sets forth the entire agreement between the parties and no amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

          43. PARAGRAPH HEADINGS Paragraph headings contained in this Lease are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

          44. BINDING EFFECT. All of the covenants, agreements, terms, and conditions to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, personal representatives, successors, and to the extent assignment is permitted hereunder, their respective assigns,

          45. RIDERS AND EXHIBITS. the following numbered Riders and lettered Exhibits are attached hereto and incorporated herein by reference for all purposes.

                Riders No. 1 and 2
                Exhibits No. A, B. C, and D

          46. EXECUTION OF LEASE BY LANDLORD. Except for the person executing this lease as an officer of Landlord, employees or agents of Landlord, or of Landlord's broker, if any, have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Leased Premises and this document becomes effective and binding only upon the execution and delivery hereof by Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by agreement in writing between Landlord and Tenant, and no act or omission or any employee or agent of Landlord or of Landlord's broker, if any, shall alter, change or modify any of the provisions herof.

                               LANDLORD:
                               WESTERN ATLAS INTERNATIONAL, INC.

                               BY: /S/
                                   ------------------------------
                                   Printed Name:
                                   Title:

                               TENANT:
                               CARRINGTON LABORATORIES, INC.

                               BY: /S/
                                   ------------------------------
                                   Printed Name:
                                   Title:

                                EXHIBIT "B"


                          To Lease By and Between

               WESTERN ATLAS INTERNATIONAL, INC, as Landlord

                                    and

                 CARRINGTON LABORATORIES, INC., as Tenant


                        Building Rules and Regulations

          1. No birds, animals, reptiles, or any other creatures, shall be brought into or about the Building.

          2. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways.

          3. Tenant shall not make or permit any improper noises in the Building, create a nuisance, or do or permit anything which, in Landlord's reasonable judgment, interferes in any way with other tenants or persons having business with them.

          4. No equipment of any kind shall be operated on the Leased Premises that could in any way annoy any other tenant in the Building without the prior written consent of Landlord.

          5. Tenant shall cooperate with Building employees in keeping the Leased Premises neat and clean

          6.  Corridor doors, when not in use, shall be kept closed.

          7. No bicycles or similar vehicles will be allowed in the Building.

          8. Tenant will refer all contractors, contractor's representatives, and installation technicians rendering any service on or to the leased premises for Tenant to Landlord, for Landlord's approval and supervision for performance of any contractual service. This provision shall apply to all work performed in the Building, including installation of telephones, telegraph equipment, electrical devices, and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceiling, equipment, or any other physical portion of the Building.

          9. No nails, hooks, or screws shall be driven into or inserted in any part of the Building except by Building maintenance personnel.

          10. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Leased Premises, or for going from one part of the Building to another part of the Building. No furniture shall be placed in front of the Building, or in any lobby or corridor without written consent of Landlord.

          11. Tenant, its employees, or agents, or anyone else who desires to enter the Building after normal working hours, will be required to sign in upon entry and sign out upon leaving, giving the location during their stay and their time of arrival and departure. Normal working hours means 7:30 a.m. until 6:00 p.m. daily and 8:0O a.m. until 1:00 p.m. on Saturdays, holidays excepted, but the Building will be accessible by sign-in twenty-four (24) hours per day.

          12. All deliveries must he made via the service entrance and service elevator, when provided during normal working hours or at such times as Landlord lay determine. Prior approval must be obtained from the Landlord for all deliveries that must be received after normal working hours.

          13. Landlord or its agents or employees shall have the right to enter the Leased Premises to examine the same or to make such repairs, alterations, or additions as Landlord shall deem necessary for the safety, preservation, or improvement of the Building.

           14. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

           15. Tenant shall not do anything, or permit anything to be done, in or about the building, or bring to keep anything therein, that will in any way increase the possibility of fire or other casualty, or do anything in conflict with the valid laws, rules, or regulations of any governmental authority.

           16. Tenant shall notify the Building Manager when safes or other equipment are to be taken into or out of the Building. Moving of such items shall be done under the supervision of the Building Manager, after receiving written permission from him.

           17. Landlord shall have the power to prescribe the weight and position of safes or other heavy equipment, which may overstress any portion of the floor. All damage done to the Building by the improper placing of heavy items which overstress the floor will be repaired at the sole expense of the Tenant.

           18. No food shall be distributed from tenant's office without the prior written approval of the Building Manager.

           19. No additional locks shall be placed upon any doors without the prior written consent of Landlord, All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors and vaults.

           20. Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.

           21. Plumbing and appliances shall be used only for the purposes for which constructed, and no sweeping, rubbish, rags, or other unsuitable material shall be thrown or placed therein. Any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of Tenant or Tenant's officers, agents, servants, and employees shall be paid by Tenant.

           22. No signs, posters, advertisements, or notices shall be painted or affixed on any of the windows or doors, or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord. There shall be no obligation or duty on Landlord to give such approval. Building standard suite identification signs will be prepared by a sign writer, approved by Landlord. The cost of the Building standard sign will be paid by Tenant. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant. Directories will be placed by Landlord at Landlord's own expense, inconspicuous places in the Building. No other directories shall be permitted.

           23. No portion of the Building shall be used for the purpose for lodging rooms or any immoral or unlawful purposes.

           24. Vending machines or dispensing machines of any kind will not be placed in the Leased Premises by Tenant unless prior written approval has been obtained from Landlord.

           25. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of any solar screen material, window shades, blinds, drapes, awnings, window ventilators, or other similar equipment and any window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

           26. Holidays as defined in this agreement include New Year's flay, Memorial Day, Independence Day, Labor flay, Thanksgiving, and Christmas.

           27. Landlord reserves the right to rescind any of these rules and make such other future rules and regulations as in the judgment of Landlord shall from time to time be Deeded for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees, which rules when made and notice thereof given to a tenant, shall be binding upon him in like manner as if originally herein prescribed.

           28. Tenant shall at all times keep a chair pad under every chair, which has rollers and is located in a carpeted area.

           29. Landlord will require all employees and visitors to wear identification badges as prescribed by the Landlord at all times. Landlord shall exercise reasonable discretion in refusing entry to any person not wearing such identification.

                                RIDER NO. 1

                          To Lease By and Between

               WESTERN ATLAS INTERNATIONAL INC., as Landlord

                                    and

                  CARRINGTON LABORATORIES INC., as Tenant


           1. Cancellation Option. Either party hereto may cancel and terminate this lease by giving the other party three hundred and sixty five (365) days written notice thereof; provided, however, that Tenant ray not cancel and terminate this Lease if Tenant is in default hereunder either when the cancellation option is exercised or on the date such cancellation is effective.

           2. Parking. Parking facilities are available for the Building in an uncovered parking area in close proximity to the Building on a first-come first-served basis. So long as Tenant is not in default under the terms of this Lease, Tenant shall have the right to use such facilities on a first-come first-served basis for parking by tenant and Tenant's employees, visitors and invitees without charge. Landlord, however, reserves the right at any time during the term of this lease to designate the area which Tenant may use for parking of vehicles, which area shall be larger than an area large enough to park forty-two (42) vehicles, In addition, Landlord in any case will designate six (6) parking spaces in reasonable proximity of the building for the exclusive use of Tenant's executives.

                                RIDER NO. 2

                          To Lease By and Between

              WESTERN ATLAS INTERNATIONAL. INC., as Landlord

                                    and

                  CARRINGTON LABORATORIES INC., as Tenant

                             Option to Extend

           Tenant at its option may extend the term of this Lease for an additional three (3) years by serving written notice thereof upon landlord at least six (6) months before the expiration of the initial term hereof, provided that at the time of such notice and at the commencement of such extended term, there shall exist no event of default as defined in this Lease. Upon the service of said notice, this Lease shall be extended without the necessity of the execution of any further instrument or document. Such extended term shall commence upon the expiration date of the initial term of this lease, expire upon the annual anniversary of said date three (3) years thereafter, and be upon the same terms, covenants and conditions as provided in this Lease for the initial term, except that the Minimum Rent payable during the extended term shall be at the prevailing rate as determined by Landlord for comparable space in the Las Colinas Development market area, at the commencement of such extended term,

          Payment of all additional rent and other charges required to be made by Tenant as provided in this lease for the initial term shall continue to be made during such extended term. Any termination of this lease during the initial term shall terminate all rights of extension hereunder, The terms of this option are personal to the Tenant and will not inure to the benefit of any assignee or subtenant of Tenant.

                                EXHIBIT "A"

                         [FLOOR PLAN APPEARS HERE]

                                EXHIBIT "C"

                          To Lease By and Between

              WESTERN ATLAS INTERNATIONAL, INC., as Landlord

                                    and

                  CARRINGTON LABORATORIES, INC, as Tenant


          Being all of Las Colinas, Area IV, First Installment Revised Plot, an addition to the City of Irving, Texas according to the Plat thereof recorded in Volume 81119, Page 0383, of the Deed Records of Dallas County, Texas.

                                EXHIBIT "D"

                            To Lease Agreement

                              By and Between

              WESTERN ATLAS INTERNATIONAL, INC., as Landlord
                                    and

                 CARRINGTON LABORATORIES, INC., as Tenant


         It is understood and agreed that:

         A.   PLANS AND  SPECIFICATIONS. Landlord agrees  to prepare  the initial plans and specifications (the "Initial Plans") for the completion of a dividing wall in the large open area shown generally on Schedule "1" attached hereto and made a part hereof to provide for an office for the medical director and his secretary, which improvements are hereinafter referred to as the "Tenant Finish", and to submit the Initial Plans to Tenant for Tenant's approval as soon as practical after receiving Tenant's construction requirements, which construction requirements shall be submitted to Landlord within ten (10) days after the date of this Lease. Tenant shall, within fifteen (15) days after receipt of such Initial Plans from Landlord, either approve or disapprove the sane: provided, however, that should tenant request any changes in the Initial Plans which vary from Tenant's original requirements, any redrawing of such Initial Plans shall be accomplished at Tenant's sole cost and expense. If Tenant disapproves the same, Tenant shall specify in reasonable detail the reasons for any such disapproval. Any redrawing of the Initial Plans or changes therein occasioned by Tenant necessitated because of objections which are contrary to Tenant's original requirements submitted to Landlord and/or after Tenant's initial approval shall be accomplished at Tenant's sole cost and expense. The cost of such redrawing shall be paid by Tenant as additional rent hereunder within ten (10) days after tenant's receipt of Landlord's written demand therefor. Failure of Tenant to respond within the aforesaid fifteen (15) day period shall be deemed to be approval of such Initial Plans. In the event the Initial Plans have not been approved by Landlord and Tenant within sixty (60) days from the date of this Lease, Landlord shall have the right to cancel and terminate this Lease. The Initial Plans which are approved as aforesaid are hereinafter referred to as the Plans'.

          B. CONSTRUCTION. Landlord will construct the Tenant Finish in the Leased Premises with reasonable diligence after the Plans are approved pursuant to the terms of Paragraph A hereof.

          C. OCCUPANCY AND RISK OF LOSS. It Is understood and agreed that Tenant is occupying the Leased Premises under the terms of that certain Lease dated December 4, 1987, as amended (the "Carrington Lease"), which Lease was terminated by Letter dated January 1, l99l effective as of December 31, 1991. The Tenant Finish which Landlord has agreed to perform hereunder will be performed during the term of the Carrington tease. Tenant agrees to cooperate fully with Landlord in the performance of the tenant Finish in the Leased Premises, Tenant agrees that Landlord shall not be liable for any claims, losses or damage caused to persons or property in the Leased Premises during the performance of the Tenant finish unless such clams, losses or damage is caused by the malicious, willful or grossly negligent acts of Landlord or Landlord's employees or agents, Except for the Tenant Finish which landlord has agreed to perform as aforesaid, Tenant has inspected the Leased Premises and accepts the same as-is" without any warranty whatsoever, either express or implied: